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                      [Hilton Letterhead]

NEWS RELEASE


                                        Contact:  Marc Grossman
                                                  (310) 205-4030

               HILTON HOTELS CORPORATION ISSUES
          STATEMENT REGARDING PRORATION CALCULATION


     Beverly Hills, Calif., December 1, 1999 -- Hilton Hotels Corporation (NYSE: HLT) said today that the preliminary proration calculation received from the Exchange Agent, and issued yesterday in relation to its acquisition of Promus Hotel Corporation, is incorrect and did not include guaranteed delivery shares. A revised and corrected preliminary calculation will be issued as soon as possible today.


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                               Hilton Hotels Corporation World Headquarters
                               9336 Civic Center Drive, Beverly Hills, CA 90210
                               Tel: +1 310-205-4848